UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23084

Series Portfolios Trust
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Ryan Roell, President
Series Portfolios Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Ave, 5th Fl
Milwaukee, WI  53202
(Name and address of agent for service)

(414) 516-1652
Registrant's telephone number, including area code

Date of fiscal year end: September 30, 2022

Date of reporting period: September 30, 2022

Item 1. Reports to Stockholders.

(a)

Subversive Metaverse ETF

Ticker Symbol:  PUNK

Annual Report
September 30, 2022

SUBVERSIVE METAVERSE ETF

Fund Performance

For the YTD period between the Fund’s launch date, January 26th, 2022, and September 30, 2022, the Subversive Metaverse Fund (“the Fund”) returned -30.59% on market prices and -30.81% on NAV prices while the Nasdaq 100 returned -22.12%

Performance Discussion

We remain short Meta (“Facebook”) since the Fund inception on our belief that the management team that is in place at Facebook is making the fundamental wrong bets in the space. We believe CEO of Meta is willing to spend his way into catastrophic losses and appears to be married to his cartoonish imagination of what the Metaverse is. We fundamentally disagree.

Since our last shareholder letter, we have reduced the absolute number of fund holdings with a focus on what we believe to be higher quality earnings that will perform better in a slowing economy. We also believe Biden’s signature on the CHIPS and Science ACT on August 9, 2022, is the start of a revolution in domestic chip manufacturing, and the “near shoring” of component production by top tech producers away from reliance on China supply chains.

No one really knows what the next iteration of the internet is going to look like, but we believe owning the component parts (the chip sector), best in class consumer facing producers (Apple, Nintendo, Google), while paying close attention to what is coming next in machine learning and artificial intelligence; all while being short Facebook, is the best way to navigate these volatile markets.

Looking forward

In our March 2022 letter, we referred to the “shocking” amounts of volatility that lied ahead. We have certainly seen that. From the collapse of the pound to zero-covid policies in China, to the dramatic sell-off in equity prices, that has certainly been realized.

However, we believe the Federal Reserve is committed to breaking inflation and that means rates higher for longer than the market is currently pricing. The prudent way to navigate this environment is to keep cash on hand, add to high quality earnings when we can, and take profits when we can. In short, active management.

Christian H. Cooper, CFA FRM

SUBVERSIVE METAVERSE ETF

The views in this letter were as of September 30, 2022, and may not necessarily reflect the same views on the date this letter is first published or any time thereafter. These views are intended to help shareholders in understanding the fund’s investment methodology and do not constitute investment advice.

This material must be preceded or accompanied by a prospectus.

Past performance is not indicative of future results.

Metaverse Companies Risk include, but are not limited to, small or limited markets for such securities, changes in business cycles, world economic growth, technological progress, rapid obsolescence, and government regulation. Securities of Metaverse Companies, especially smaller, start-up companies, tend to be more volatile than securities of companies that do not rely heavily on technology. Rapid change to technologies that affect a company’s products could have a material adverse effect on such company’s operating results. Metaverse Companies may rely on a combination of patents, copyrights, trademarks and trade secret laws to establish and protect their proprietary rights in their products and technologies. There can be no assurance that the steps taken by these companies to protect their proprietary rights will be adequate to prevent the misappropriation of their technology or that competitors will not independently develop technologies that are substantially equivalent or superior to such companies’ technology.

Distributor:  Quasar Distributor, LLC.

SUBVERSIVE METAVERSE ETF

Value of $10,000 Investment (Unaudited)

The chart assumes an initial investment of $10,000. Performance reflects waivers of fees and operating expenses in effect. In the absence of such waivers, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Performance assumes the reinvestment of capital gains and income distributions. The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Annualized Rates of Return (%) – As of September 30, 2022

Since Inception(1)
Subversive Metaverse ETF Fund – NAV	-30.81%
Subversive Metaverse ETF Fund – Market	-30.59%
Nasdaq 100 Total Return Index	-22.12%

(1)	Commencement date of the Fund was January 26, 2022.
(2)
The Nasdaq 100 Total Return Index is one of the world’s preeminent large-cap growth indexes. The companies in the Nasdaq 100 Total Return Index include 100 plus of the largest domestic and international non-financial companies listed on the Nasdaq Stock Market based on market capitalization.

SUBVERSIVE METAVERSE ETF

Expense Example (Unaudited)
September 30, 2022

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including broker commissions on the purchases and sales of Fund shares, and (2) ongoing costs, including management fees and other Fund specific expenses. The expense example is intended to help the shareholder understand ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the most recent period.

The Actual Expenses comparison provides information about actual account values and actual expenses. A shareholder may use the information in this line, together with the amount invested, to estimate the expenses paid over the period. A shareholder may divide his/her account value by $1,000 (e.g., an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses paid on his/her account during this period.

The Hypothetical Example for Comparison Purposes provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid for the period. A shareholder may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, a shareholder would compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

The expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the Hypothetical Example for Comparisons Purposes is useful in comparing ongoing costs only and will not help to determine the relevant total costs of owning different funds. In addition, if these transactional costs were included, shareholder costs would have been higher.

				Expenses Paid
	Annualized Net	Beginning	Ending	During Period(1)
	Expense Ratio	Account Value	Account Value	(4/1/2022 to
Subversive Metaverse ETF	(9/30/2022)	(4/1/2022)	(9/30/2022)	9/30/2022)
Actual(2)	0.75%	$1,000.00	$ 691.90	$3.18
Hypothetical	0.75%	$1,000.00	$1,021.31	$3.80

(1)
Expenses are equal to the Fund’s annualized expense ratio for the period multiplied by the average account value over the period, multiplied by 183/365 to reflect the six month period ended September 30, 2022.

(2)	Based on the actual NAV returns for the 6 month period ended September 30, 2022 of -32.18%.

SUBVERSIVE METAVERSE ETF

Allocation of Portfolio(1) (% of Investments) (Unaudited)
September 30, 2022

Top 10 Equity Holdings(1)(2) (% of Investments) (Unaudited)
September 30, 2022

Alphabet, Inc. – Class C	5.07%
ProShares Short Russell2000 ETF	5.02%
Invesco DB US Dollar Index Bullish Fund ETF	5.01%
ProShares UltraShort FTSE Europe ETF	4.80%
Microsoft Corporation	4.06%
Agilent Technologies, Inc.	3.98%
Apple, Inc.	3.81%
Micron Technology, Inc.	3.23%
ROBLOX Corporation – Class A	3.20%
International Business Machines Corporation	3.05%

(1)
Data expressed as a percentage of investments as of September 30, 2022. Data expressed excludes securities sold short. Please refer to the Schedule of Investments for more details on the Fund’s individual holdings and sector allocations. Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

(2)	Data expressed excludes short-term investments, such as money market funds. Please refer to the Schedule of Investments for more details on the Fund’s individual holdings.

SUBVERSIVE METAVERSE ETF

Schedule of Investments
September 30, 2022

	Shares	Value
COMMON STOCKS – 82.97%

Communications Equipment – 0.71%
Cisco Systems, Inc.	153	$6,120

Entertainment – 15.20%
Activision Blizzard, Inc.	312	23,194
Electronic Arts, Inc.	64	7,405
Nintendo Co. Ltd. – ADR	500	25,485
ROBLOX Corporation – Class A (a)	752	26,952
Take-Two Interactive Software, Inc. (a)	214	23,326
The Walt Disney Company (a)	266	25,092
		131,454

Health Care Technology – 1.22%
American Well Corporation – Class A (a)	2,930	10,519

Household Durables – 4.95%
Sony Group Corporation – ADR	398	25,492
Vuzix Corporation (a)	2,996	17,347
		42,839

Interactive Media & Services – 4.94%
Alphabet, Inc. – Class C (a)(b)	444	42,691

Internet & Direct Marketing Retail – 2.61%
Amazon.com, Inc. (a)	200	22,600

IT Services – 8.95%
Akamai Technologies, Inc. (a)	166	13,333
Block, Inc. (a)	326	17,927
Cloudflare, Inc. – Class A (a)	370	20,464
International Business Machines Corporation	216	25,663
		77,387

Leisure Products – 2.79%
Mattel, Inc. (a)	1,276	24,167

Life Sciences Tools & Services – 3.88%
Agilent Technologies, Inc.	276	33,548

Semiconductors & Semiconductor Equipment – 17.65%
Advanced Micro Devices, Inc. (a)	222	14,066
Intel Corporation	974	25,100
Marvell Technology, Inc.	454	19,481
Micron Technology, Inc.	544	27,254
NVIDIA Corporation	194	23,550
Qorvo, Inc. (a)	162	12,864

The accompanying notes are an integral part of these financial statements.

SUBVERSIVE METAVERSE ETF

Schedule of Investments – Continued
September 30, 2022

	Shares	Value

Semiconductors & Semiconductor Equipment – 17.65% (Continued)
QUALCOMM, Inc.	110	$12,428
Wolfspeed, Inc. (a)	174	17,985
		152,728

Software – 13.10%
Adobe, Inc. (a)	36	9,907
Autodesk, Inc. (a)	78	14,570
Crowdstrike Holdings, Inc. – Class A (a)	116	19,118
Dassault Systemes SE – ADR	260	8,967
Matterport, Inc. (a)	3,630	13,758
Microsoft Corporation (b)	147	34,236
Palo Alto Networks, Inc. (a)	78	12,776
		113,332

Technology Hardware, Storage & Peripherals – 6.97%
Apple, Inc.	232	32,063
Corsair Gaming, Inc. (a)	1,278	14,505
Immersion Corporation (a)	2,492	13,681
		60,249
Total Common Stocks
(Cost $961,397)		717,634

EXCHANGE TRADED FUNDS – 14.44%
Invesco DB US Dollar Index Bullish Fund ETF	1,399	42,180
ProShares Short Russell2000 ETF (a)	1,605	42,308
ProShares UltraShort FTSE Europe ETF	2,050	40,426
Total Exchange Traded Funds
(Cost $116,595)		124,914
Total Investments
(Cost $1,077,992) – 97.41%		842,548
Other Assets In Excess Of Liabilities – 2.59%		22,360
Net Assets – 100.00%		$864,908

ADR – American Depositary Receipt
ETF – Exchange Traded Fund
(a)	Non-income producing security.
(b)	All or a portion of this security has been committed as collateral for securities sold short. The total value of assets committed as collateral as of September 30, 2022 is $52,344.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

SUBVERSIVE METAVERSE ETF

Schedule of Securities Sold Short
September 30, 2022

	Shares	Value
COMMON STOCKS – (4.89)%

Interactive Media & Services – (4.89)%
Meta Platforms, Inc.	(312)	$(42,332)
Total Securities Sold Short – (4.89)%
(Proceeds $58,455)		$(42,332)

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

SUBVERSIVE METAVERSE ETF

Statement of Assets and Liabilities
September 30, 2022

ASSETS:
Investments, at value (Cost $1,077,992)	$842,548
Foreign currency, at value (Cost $4,388)	4,396
Deposit at brokers for securities sold short	58,455
Dividends and interest receivable	227
Receivable from Adviser	4,631
Total assets	910,257

LIABILITIES:
Securities sold short, at value (Proceeds of $58,455)	42,332
Due to Custodian	3,017
Total liabilities	45,349

NET ASSETS	$864,908

NET ASSETS CONSIST OF:
Paid-in capital	$1,250,000
Total accumulated loss	(385,092)
Total net assets	$864,908

Net assets	$864,908
Shares issued and outstanding(1)	50,000
Net asset value	$17.30

(1)	Unlimited shares authorized without par value.

The accompanying notes are an integral part of these financial statements.

SUBVERSIVE METAVERSE ETF

Statement of Operations
For the Period Ended September 30, 2022(1)

INVESTMENT INCOME:
Dividend Income (net of foreign withholding taxes of $110)	$2,866
Interest income	755
Total investment income	3,621

EXPENSES:
Investment advisory fees (See Note 3)	5,355
Total expenses	5,355
NET INVESTMENT LOSS	(1,734)

REALIZED AND CHANGE IN UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments	(164,037)
Net realized loss	(164,037)
Net change in unrealized appreciation (depreciation) on:
Investments	(235,444)
Securities sold short	16,123
Net change in unrealized depreciation	(219,321)
Net realized and change in unrealized loss on investments	(383,358)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(385,092)

(1)	Commencement date of the Fund was January 26, 2022.

The accompanying notes are an integral part of these financial statements.

SUBVERSIVE METAVERSE ETF

Statement of Changes in Net Assets

For the Period
Ended
September 30, 2022(1)
OPERATIONS:
Net investment loss	$(1,734)
Net realized loss on investments and securities sold short	(164,037)
Change in net unrealized depreciation on investments and securities sold short	(219,321)
Net decrease in net assets resulting from operations	(385,092)

CAPITAL SHARE TRANSACTIONS:
Net increase in net assets resulting from capital share transactions(2)	1,250,000

NET INCREASE IN NET ASSETS	864,908

NET ASSETS:
Beginning of period	—
End of period	$864,908

(1)	The Fund commenced investment operations on January 26, 2022.
(2)	A summary of capital share transactions is as follows:

	For the Period Ended
	September 30, 2022(1)
SHARE TRANSACTIONS:	Shares	Amount
Issued	50,000	$1,250,000
Net increase in shares outstanding	50,000	$1,250,000

The accompanying notes are an integral part of these financial statements.

SUBVERSIVE METAVERSE ETF

Financial Highlights

	For the Period
	Ended
	September 30, 2022(1)
PER SHARE DATA:(2)
Net asset value, beginning of period	$25.00

INVESTMENT OPERATIONS:
Net investment loss(3)	(0.03)
Net realized and unrealized loss on investments	(7.67)
Total from investment operations	(7.70)

LESS DISTRIBUTIONS:
From net investment income	—
From net realized gains	—
Total distributions paid	—
Net asset value, end of period	$17.30

TOTAL RETURN, AT NAV(4)	(30.81	)%(5)
TOTAL RETURN, AT MARKET(4)	(30.59	)%(5)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$865

Ratio of expenses to average net assets	0.75	%(6)
Ratio of net investment loss to average net assets	(0.24	)%(6)
Portfolio turnover rate(7)(8)	32	%(5)

(1)	The Fund commenced investment operations on January 26, 2022.
(2)	For a Fund share outstanding for the entire period.
(3)	Calculated based on average shares outstanding during the period.
(4)	Total return in the table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.
(5)	Not annualized for periods less than one year.
(6)	Annualized for periods less that one year.
(7)	Excludes in-kind transactions associated with creations of the Fund.
(8)
The numerator for the portfolio turnover rate includes the lesser of purchases or sales (excluding short-term investments and securities sold short). The denominator includes the average fair value of long positions throughout the period.

The accompanying notes are an integral part of these financial statements.

SUBVERSIVE METAVERSE ETF

Notes to the Financial Statements
September 30, 2022

1.  ORGANIZATION

Series Portfolios Trust (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated July 27, 2015. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Subversive Metaverse ETF (the “Fund”) is a non-diversified series with its own investment objectives and policies within the Trust. The primary investment objective of the Fund is to seek to achieve long-term capital appreciation by investing in globally-listed equity securities of companies that provide services and products that support the infrastructure and applications of the Metaverse (“Metaverse Companies”). “Metaverse” is a term used to describe the next generation of the Internet, which has the potential to allow creators to build the next chapter of human interaction through immersive experiences in three-dimensional virtual spaces. Under normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in securities of Metaverse Companies. The Fund will invest in securities of globally-listed companies with a market capitalization, at the time of investment, of at least $250 million and less than $1 trillion.

The Fund commenced operations on January 26, 2022. Organizational costs consist of costs incurred to establish the Fund and enable it to legally do business. These expenses were borne by the Adviser and are not subject to reimbursement by the Fund. The Fund’s investment adviser, Subversive Capital Advisor LLC (the “Adviser”) is responsible for providing management oversight, investment advisory services, day-to-day management of the Fund’s assets, as well as compliance, sales, marketing, and operations services to the Fund. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (the “Codification”) Topic 946 Financial Services – Investment Companies. The Fund does not hold itself out as related to any other series of the Trust for purposes of investment and investor services, nor does it share the same investment adviser with any other series of the Trust.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

A. Investment Valuation – The following is a summary of the Fund’s pricing procedures. It is intended to be a general discussion and may not necessarily reflect all the pricing procedures followed by the Fund. Equity securities, including common stocks, preferred stocks, and real estate investment trusts (“REITS”) that are traded on a national securities exchange, except those listed on the Nasdaq Global Market®, Nasdaq Global Select Market® and the Nasdaq Capital Market® exchanges (collectively “Nasdaq”), are valued at the last reported sale price on that exchange on which the security is principally traded. Securities traded on Nasdaq will be valued at the Nasdaq Official Closing Price (“NOCP”). If, on a particular day, an exchange traded or Nasdaq security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market. If a non-exchanged traded equity security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

In the case of foreign securities, the occurrence of events after the close of foreign markets, but prior to the time the Fund’s NAV is calculated will result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day. The Fund will value foreign securities at fair value, taking into account such events in calculating the NAV. In such cases, use of fair valuation can reduce an investor’s ability to seek profit by estimating the Fund’s NAV in advance of the time the NAV is calculated. These securities are categorized in Level 2 of the fair value hierarchy.

SUBVERSIVE METAVERSE ETF

Notes to the Financial Statements – Continued
September 30, 2022

Investments in registered open-end investment companies (including money market funds), other than exchange traded funds, are valued at their reported net asset values (“NAV”). To the extent these securities are valued at their NAV per share, they are categorized in Level 1 of the fair value hierarchy.

The Board of Trustees (the “Board”) has adopted a pricing and valuation policy for use by the Fund and its Valuation Designee (as defined below) in calculating the Fund’s NAV. Pursuant to Rule 2a-5 under the 1940 Act, the Fund has designated Subversive Capital Advisor LLC (the “Adviser”) as its “Valuation Designee” to perform all of the fair value determinations as well as to perform all of the responsibilities that may be performed by the Valuation Designee in accordance with Rule 2a-5. The Valuation Designee is authorized to make all necessary determinations of the fair values of the portfolio securities and other assets for which market quotations are not readily available or if it is deemed that the prices obtained from brokers and dealers or independent pricing services are unreliable.

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s securities by level within the fair value hierarchy as of September 30, 2022:

Investments at Fair Value	Level 1	Level 2	Level 3	Total
Assets
Common Stocks	$717,634	$—	$—	$717,634
Exchange Traded Funds	124,914	—	—	124,914
Total	$842,548	$—	$—	$842,548

Liabilities
Short Common Stocks	$(42,332)	$—	$—	$(42,332)
Total	$(42,332)	$—	$—	$(42,332)

As of the period ended September 30, 2022, the Fund did not hold any level 3 securities, nor were there any transfers into or out of Level 3.

SUBVERSIVE METAVERSE ETF

Notes to the Financial Statements – Continued
September 30, 2022

B. Securities Sold Short – The Fund sells securities or currencies short for economic hedging purposes or any other investment purpose. For financial statement purposes, an amount equal to the settlement amount is initially included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently priced to reflect the current value of the short position. Subsequent fluctuations in the market prices of securities or currencies sold, but not yet purchased, may require purchasing the securities or currencies at prices which may differ from the fair value reflected on the Statement of Assets and Liabilities. Short sale transactions result in off balance sheet risk because the ultimate obligation may exceed the related amounts shown in the Statement of Assets and Liabilities. The Fund will incur losses if the price of the security increases between the date of the short sale and the date on which the Fund purchases the securities to replace the borrowed securities. The Fund’s losses on short sales are potentially unlimited because there is no upward limit on the price a borrowed security could attain.

The Fund is liable for any dividends and interest payable on securities while those securities are sold short. Until the security is replaced, the Fund is required to pay to the lender any income earned, which is recorded as an expense by the Fund. The Fund’s policy is to segregate liquid assets in an amount equal to the fair value of securities sold short (not including proceeds received), which is reflected in the Schedule of Investments. These assets are required to be adjusted daily to reflect changes in the value of the securities or currencies sold short.

C. Transactions with Brokers – The Fund’s deposits at brokers for securities sold short are with one securities dealer. The Fund does not require the brokers to maintain collateral in support of the receivables from the brokers for proceeds on securities sold short. The Fund is required by the brokers to maintain collateral at the brokers or in a segregated account at the Fund’s custodian for securities sold short. The Fund may maintain cash deposits at brokers beyond the receivables for short sales. The Fund’s securities sold short cash deposits are monitored daily by the Adviser and counterparty. Cash deposits by the Fund are presented as deposits at broker for securities sold short on the Statement of Assets and Liabilities. These transactions may involve market risk in excess of the assets or liabilities reflected on the Statement of Assets and Liabilities.

D. Foreign Securities and Currency Translation – Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not isolate the portion of the results of operations from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal year- end, resulting from changes in exchange rates.

Investments in foreign securities entail certain risks. There may be a possibility of nationalization or expropriation of assets, confiscatory taxation, political or financial instability, and diplomatic developments that could affect the value of the Fund’s investments in certain foreign countries. Since foreign securities normally are denominated and traded in foreign currencies, the value of the Fund’s assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, foreign withholding taxes, and restrictions or prohibitions on the repatriation of foreign currencies. There may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers are not generally subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers.

SUBVERSIVE METAVERSE ETF

Notes to the Financial Statements – Continued
September 30, 2022

E. Cash and Cash Equivalents – The Fund considers highly liquid short-term fixed income investments purchased with an original maturity of less than three months and money market funds to be cash equivalents. Cash equivalents are included in short term investments on the Schedule of Investments as well as in investments on the Statement of Assets and Liabilities. Temporary cash overdrafts are reported as payable to custodian.

F. Guarantees and Indemnifications – In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

G. Security Transactions, Income and Expenses – The Fund follows industry practice and records security transactions on the trade date. Realized gains and losses on sales of securities are calculated on the basis of identified cost. Dividend income is recorded on the ex-dividend date and interest income and expense is recorded on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations. Discounts and premiums on securities purchased are amortized over the expected life of the respective securities. Interest income is accounted for on the accrual basis and includes amortization of premiums and accretion of discounts on the effective interest method.

H. Share Valuation – The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on days which the Cboe BZX Exchange, Inc. is closed for trading.

I. Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

J. Statement of Cash Flows – Pursuant to the Cash Flows Topic of the Codification, the Fund qualifies for an exemption from the requirement to provide a statement of cash flows and has elected not to provide a statement of cash flows.

3.  RELATED PARTY TRANSACTIONS

The Trust has an agreement with the Adviser to furnish investment advisory services to the Fund. Pursuant to an Investment Advisory Agreement between the Trust and the Adviser, the Adviser is entitled to receive, on a monthly basis, a unified management fee (accrued daily) based upon the average daily net assets of a Fund at the annual rate of 0.75%.

Under the Investment Advisory Agreement, the Adviser has agreed to pay all expenses of the Fund except for the fee paid to the Adviser pursuant to the Investment Advisory Agreement, interest charges on any borrowings, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act. The receivable from Adviser for $4,631 as of September 30, 2022, consists of fees payable to the Adviser and trust level expenses paid by the Fund and will be reimbursed by the Adviser. The net amount is the result of the timing in the payments of the invoices and the reimbursement from the Adviser, which was paid shortly after the Fund's fiscal year end.

SUBVERSIVE METAVERSE ETF

Notes to the Financial Statements – Continued
September 30, 2022

The Advisory Agreement continues in effect for an initial two year period, and from year to year thereafter only if such continuance is specifically approved at least annually by the Board or by vote of a majority of the Fund’s outstanding voting securities and by a majority of the Independent Trustees, who are not parties to the Advisory Agreement or interested persons of any such party, in each case cast in person at a meeting called for the purpose of voting on the Advisory Agreement. The Advisory Agreement is terminable without penalty by the Trust on behalf of a Fund on not more than 60 days’, nor less than 30 days’, written notice to the Adviser when authorized either by a majority vote of the Fund’s shareholders or by a vote of a majority of the Trustees, or by the Adviser on not more than 60 days’ written notice to the Trust, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act). The Advisory Agreement provides that the Adviser shall not be liable under such agreement for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties thereunder.

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services” or “Administrator”) acts as the Fund’s Administrator, transfer agent, and fund accountant. U.S. Bank N.A. (the “Custodian”) serves as the custodian to the Fund. The Custodian is an affiliate of the Administrator. The Administrator performs various administrative and accounting services for the Fund. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Board; monitors the activities of the Fund’s custodian; coordinates the payment of the Fund’s expenses and reviews the Fund’s expense accruals. The officers of the Trust, including the Chief Compliance Officer, are employees of the Administrator. A trustee of the Trust is an officer of the Administrator. As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the Fund, subject to annual minimums. The Advisor has agreed to pay all expenses of the Fund’s Administrator, transfer agent, fund accountant and custodian in accordance with the Investment Advisory Agreement.

Quasar Distributors, LLC is the Fund’s distributor (the “Distributor”). The Distributor is not affiliated with the Adviser, Fund Services, or its affiliated companies.

4.  TAX FOOTNOTE

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and distributes substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income or excise tax provision is required. As of, and during the period ended September 30, 2022, the Fund did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority and did not have liabilities for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations. The Fund is subject to examination by taxing authorities for the tax periods since the commencement of operations.

SUBVERSIVE METAVERSE ETF

Notes to the Financial Statements – Continued
September 30, 2022

At September 30, 2022, the components of accumulated earnings (losses) on a tax basis were as follows:

Tax Cost of Investments	$1,019,537
Gross unrealized appreciation	$29,344
Gross unrealized depreciation	(248,665)
Net unrealized appreciation	(219,321)
Undistributed ordinary income	—
Undistributed long-term capital gains	—
Distributable earnings	—
Other accumulated losses	(165,771)
Total accumulated loss	$(385,092)

As of September 30, 2022, the Fund had $164,095 in short-term capital loss carryovers which will be permitted to be carried over for an unlimited period. A regulated investment company may elect for any taxable year to treat any portion of any qualified late year loss as arising on the first day of the next taxable year. For the taxable period ended September 30, 2022, the Fund had $1,676 of deferred qualified late year losses. Qualified late year losses are certain ordinary losses which occur during the portion of the Fund’s taxable year subsequent to December 31.

Distributions to Shareholders – The Fund intends to distribute all net investment income and net realized gains at least annually. Distributions to shareholders are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, GAAP requires that they be reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund.

For the period ended September 30, 2022, the Fund did not make any distributions to shareholders.

5.  DISTRIBUTION FEES

The Board has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act (“the Plan”). In accordance with the Plan, the Fund is authorized to pay an amount up to 0.25% of the Fund’s average daily net assets each year for certain distribution-related activities. As authorized by the Board, no Rule 12b-1 fees are currently paid by the Fund and there are no plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future, they will be paid out of the Fund’s assets. The Adviser and its affiliates may, out of their own resources, pay amounts to third parties for distribution or marketing services on behalf of the Fund.

SUBVERSIVE METAVERSE ETF

Notes to the Financial Statements – Continued
September 30, 2022

6.  SHARE TRANSACTIONS

Shares of the Fund are listed and trade on the Cboe BZX Exchange, Inc. Market prices for the shares may be different from their NAV. The Fund issues and redeems shares on a continuous basis at NAV generally in blocks of 25,000 shares called “Creation Units.” Creation Units are issued and redeemed principally in-kind for securities included in a specified universe. Once created, shares generally trade in the secondary market at market prices that change throughout the day. Except when aggregated in Creation Units, shares are not redeemable securities of the Fund. Creation Units may only be purchased or redeemed by certain financial institutions (“Authorized Participants”). An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a Depository Trust Company participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors do not qualify as Authorized Participants nor have the resources to buy and sell whole Creation Units. Therefore, they are unable to purchase or redeem shares directly from the Fund. Rather, most retail investors may purchase shares in the secondary market with the assistance of a broker and are subject to customary brokerage commissions or fees.

A fixed transaction fee is imposed for the transfer and other transaction costs associated with the purchase or sale of Creation Units. The standard fixed transaction fee for the Fund is $500, payable to the Custodian. The fixed transaction fee may be waived on certain orders if the Fund Custodian has determined to waive some or all of the creation order costs associated with the order, or another party, such as the Adviser, has agreed to pay such fee. In addition, a variable fee, payable to the Fund, may be charged on all cash transactions or substitutes for Creation Units of up to a maximum of 2% as a percentage of the value of the Creation Units subject to the transaction. Variable fees received by the Fund, if any, are displayed in the Capital Shares Transactions section of the Statements of Changes in Net Assets. The Fund may issue an unlimited number of shares of beneficial interest, with no par value. All shares of the Fund have equal rights and privileges.

7.  INVESTMENT TRANSACTIONS

The aggregate purchases and sales (excluding short-term investments and securities sold short), creations in-kind and redemptions in-kind, by the Fund for the period ended September 30, 2022, were as follows:

	Purchases	Sales	Creations In-Kind	Redemptions In-Kind
U.S. Government	$—	$—	$—	$—
Other	$371,688	$311,634	$1,182,034	$—

8.  RECENT MARKET EVENTS RISK

U.S. and international markets have experienced significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including the impact of COVID-19 as a global pandemic, which has resulted in a public health crisis, disruptions to business operations and supply chains, stress on the global healthcare system, growth concerns in the U.S. and overseas, staffing shortages and the inability to meet consumer demand, and widespread concern and uncertainty. The global recovery from COVID-19 is proceeding at slower than expected rates due to the emergence of variant strains and may last for an extended period of time. Continuing uncertainties regarding interest rates, rising inflation, political events, rising government debt in the U.S. and trade tensions also contribute to market volatility. As a result of continuing political tensions and armed conflicts, including the war between Ukraine and Russia, the U.S. and the European Union imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. The war has contributed to recent market volatility and may continue to do so.

SUBVERSIVE METAVERSE ETF

Notes to the Financial Statements – Continued
September 30, 2022

9.  SUBSEQUENT EVENTS

As of October 7, 2022, Kristen Pierson no longer serves as an Assistant Treasurer of the Trust. As of October 27, 2022, Hailey Glaser resigned as an Assistant Treasurer of the Trust and Richard Grange was approved as an Assistant Treasurer of the Trust. These changes were approved by the Board on October 27, 2022.

Management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued and has determined that no additional items require recognition or disclosure.

SUBVERSIVE METAVERSE ETF

Report of Independent Registered Public Accounting Firm

To the Shareholders of Subversive Metaverse ETF and
Board of Trustees of Series Portfolios Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedules of investments and securities sold short, of Subversive Metaverse ETF (the “Fund”), a series of Series Portfolios Trust, as of September 30, 2022, and the related statements of operations and changes in net assets, the related notes, and the financial highlights for the period January 26, 2022 (commencement of operations) through September 30, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2022, the results of its operations, the changes in net assets, and the financial highlights for the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2022, by correspondence with the custodian and brokers. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2022.

COHEN & COMPANY, LTD.
Milwaukee, Wisconsin
November 29, 2022

SUBVERSIVE METAVERSE ETF

Statement Regarding the Fund’s Liquidity Risk Management Program
(Unaudited)

In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended, Series Portfolios Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Trust Program”). As required under the Trust Program, Subversive Capital Advisor LLC (the “Adviser”), the investment adviser to the Subversive Metaverse ETF (the “Fund”), a series of the Trust, has adopted and implemented a liquidity risk management program tailored specifically to the Fund (the “Adviser Program”). The Adviser Program seeks to promote effective liquidity risk management for the Fund and to protect Fund shareholders from dilution of their interests. The Board of Trustees (the “Board”) of the Trust has approved the Adviser as the administrator for the Adviser Program (the “Program Administrator”). The Program Administrator has further delegated administration of the Adviser Program to Mr. Michael Auerbach, Founder and CEO, and Mr. Eric Kleinschmidt, Chief Compliance Officer, each of the Adviser. The Program Administrator is required to provide a written annual report to the Board and the Trust’s chief compliance officer regarding the adequacy and effectiveness of the Adviser Program, including the operation of the Fund’s highly liquid investment minimum, if applicable, and any material changes to the Adviser Program.

On July 28, 2022, the Board reviewed the Program Administrator’s written annual report for the period January 27, 2022, through May 31, 2022 (the “Report”). The Report provided an assessment of the Fund’s liquidity risk: the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. The Adviser Program assesses liquidity risk under both normal and reasonably foreseeable stressed market conditions. The Program Administrator has retained ICE Data Services, Inc., a third-party vendor, to provide portfolio investment classification services, and the Report noted that the Fund primarily held investments that were classified as highly liquid during the review period. The Report noted that the Fund’s portfolio is expected to continue to primarily hold highly liquid investments and the determination that the Fund be designated as a “primarily highly liquid fund” (as defined in Rule 22e-4) remains appropriate and the Fund can therefore continue to rely on the exclusion in Rule 22e-4 from the requirements to determine and review a highly liquid investment minimum for the Fund and to adopt policies and procedures for responding to a highly liquid investment minimum shortfall. The Report noted that there were no breaches of the Fund’s restriction on holding illiquid investments exceeding 15% of its net assets during the review period. The Report confirmed that the Fund’s investment strategy was appropriate for an open-end management investment company. The Report also indicated that no material changes had been made to the Adviser Program during the review period.

The Program Administrator determined that the Fund is reasonably likely to be able to meet redemption requests without adversely affecting non-redeeming Fund shareholders through significant dilution. The Program Administrator concluded that the Adviser Program was adequately designed and effectively implemented during the review period.

SUBVERSIVE METAVERSE ETF

Additional Information (Unaudited)
September 30, 2022

TRUSTEES AND EXECUTIVE OFFICERS

The Board oversees the management and operations of the Trust. The Board, in turn, elects the officers of the Trust, who are responsible for the day-to-day operations of the Trust and its separate series. The current Trustees and officers of the Trust, their year of birth, positions with the Trust, terms of office with the Trust and length of time served, principal occupations during the past five years and other directorships are set forth in the table below. Unless noted otherwise, the principal business address of each Trustee is c/o U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202.

Number of
Portfolios
				in Fund	Other
	Positions	Term of Office		Complex(2)	Directorships
Name and	with	and Length of	Principal Occupations	Overseen	Held During
Year of Birth	the Trust	Time Served	During Past Five Years	by Trustees	Past Five Years
Independent Trustees of the Trust(1)

Koji Felton	Trustee	Indefinite Term;	Retired.	2	Independent
(born 1961)		Since			Trustee, Listed
		September			Funds Trust
		2015.			(15 portfolios)
(Since 2019).

Debra McGinty-Poteet	Trustee	Indefinite Term;	Retired.	2	Independent
(born 1956)		Since			Trustee, F/m
		September 2015.			Funds Trust
(3 portfolios)
(Since May
2015).

Daniel B. Willey	Trustee	Indefinite Term;	Retired. Chief Compliance	2	None
(born 1955)		Since	Officer, United Nations
		September 2015.	Joint Staff Pension Fund
(2009 – 2017).

Interested Trustee

Elaine E. Richards(3)	Chair,	Indefinite Term;	Senior Vice President,	2	None
(born 1968)	Trustee	Since	U.S. Bank Global Fund
		July 2021	Services (since 2007).

Officers of the Trust

Ryan L. Roell	President and	Indefinite Term;	Vice President,	Not	Not
(born 1973)	Principal	Since	U.S. Bank Global Fund	Applicable	Applicable
	Executive	July 2019.	Services (since 2005).
Officer

Cullen O. Small	Vice	Indefinite Term;	Vice President,	Not	Not
(born 1987)	President,	Since	U.S. Bank Global Fund	Applicable	Applicable
	Treasurer and	January 2019.	Services (since 2010).
Principal
Financial
Officer

SUBVERSIVE METAVERSE ETF

Additional Information (Unaudited) – Continued
September 30, 2022

Number of
Portfolios
				in Fund	Other
	Positions	Term of Office		Complex(2)	Directorships
Name and	with	and Length of	Principal Occupations	Overseen	Held During
Year of Birth	the Trust	Time Served	During Past Five Years	by Trustees	Past Five Years
Donna Barrette	Vice	Indefinite Term;	Senior Vice President	Not	Not
(born 1966)	President,	Since	and Compliance Officer,	Applicable	Applicable
	Chief	November 2019.	U.S. Bank Global Fund
	Compliance		Services (since 2004).
Officer and
Anti-Money
Laundering
Officer

Adam W. Smith	Secretary	Indefinite Term;	Vice President,	Not	Not
(born 1981)		Since	U.S. Bank Global Fund	Applicable	Applicable
		June 2019.	Services (since 2012).

Hailey S. Glaser(4)	Assistant	Indefinite Term;	Assistant Vice President,	Not	Not
(born 1989)	Treasurer	Since	U.S. Bank Global Fund	Applicable	Applicable
		July 2019.	Services (since 2015).

Kristen M. Pierson(4)	Assistant	Indefinite Term;	Assistant Vice President,	Not	Not
(born 1979)	Treasurer	Since	U.S. Bank Global Fund	Applicable	Applicable
		July 2019.	Services (since 2017);
Lead Fund Accountant,
UMB Fund Services, Inc.
(2006 – 2017).

(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
As of the date September 30, 2022, the Trust was comprised of 11 portfolios (including the Fund) managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Fund. The Fund does not hold itself out as related to any other series within the Trust for investment purposes, nor does it share the same investment adviser with any other series within the Trust.

(3)
Ms. Richards, as a result of her employment with U.S. Bancorp Fund Services, LLC, which acts as transfer agent, administrator, and fund accountant to the Trust, is considered to be an “interested person” of the Trust, as defined by the 1940 Act.

(4)	Refer to Note 10 within the Financial Statements.

SUBVERSIVE METAVERSE ETF

Additional Information (Unaudited) – Continued
September 30, 2022

AVAILABILITY OF FUND PORTFOLIO INFORMATION

The Fund files complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT, which is available on the SEC’s website at www.sec.gov. The Fund’s Part F of Form N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the Public Reference Room call 1-800-SEC-0330. In addition, the Fund’s Part F of Form N-PORT is available without charge upon request by calling 1-800-617-0004.

AVAILABILITY OF PROXY VOTING INFORMATION

A description of the Fund’s Proxy Voting Policies and Procedures is available without charge, upon request, by calling 1-800-617-0004. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent period ended June 30, is available (1) without charge, upon request, by calling 1-800-617-0004, or on the SEC’s website at www.sec.gov.

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS

Information regarding how often shares of the Funds trade on the exchange at a price about (i.e. at a premium) or below (i.e. at a discount) the NAV of the Funds are available, without charge on the Funds’ website at www.subversive.com/ETFs.

SUBVERSIVE METAVERSE ETF

Privacy Notice (Unaudited)

The Fund collects non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;
•	Information you give us orally; and/or
•	Information about your transactions with us or others

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. We maintain physical, electronic and procedural safeguards to guard your personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

(This Page Intentionally Left Blank.)

INVESTMENT ADVISER
Subversive Capital Advisor LLC
217 Centre Street, Suite 122
New York, NY 10013

DISTRIBUTOR
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, WI 53202

CUSTODIAN
U.S. Bank N.A.
1555 North Rivercenter Drive
Milwaukee, WI 53212

ADMINISTRATOR, FUND ACCOUNTANT AND TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen & Company, Ltd.
342 North Water Street, Suite 830
Milwaukee, WI 53202

LEGAL COUNSEL
Goodwin Procter LLP
1900 N Street, NW
Washington, DC 20001

This report should be accompanied or preceded by a prospectus.

The Fund’s Statement of Additional Information contains additional information about the
Fund’s trustees and is available without charge upon request by calling 1-800-617-0004.

(b)	Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

File: A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Debra McGinty-Poteet is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past fiscal year. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the past fiscal year.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning; including reviewing the Fund’s tax returns and distribution calculations. There were no “other services” provided by the principal accountant.  For the fiscal year ended September 30, 2022, the Fund’s principal accountant was Cohen & Company, Ltd.  The following table details the aggregate fees billed, audit-related fees, tax fees and other fees by the principal accountant.

FYE 09/30/2022
Audit Fees	$15,000
Audit-Related Fees	$0
Tax Fees	$4,000
All Other Fees	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Cohen & Company, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

FYE 09/30/2022
Audit-Related Fees	0%
Tax Fees	0%
All Other Fees	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser).  The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 09/30/2022
Registrant	$0
Registrant’s Investment Adviser	$0

The registrant has not been identified by the U.S. Securities and Exchange Commission as having filed an annual report issued by a registered public accounting firm branch or office that is located in a foreign jurisdiction where the Public Company Accounting Oversight Board is unable to inspect or completely investigate because of a position taken by an authority in that jurisdiction.

The registrant is not a foreign issuer.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Series Portfolios Trust

By (Signature and Title)      /s/Ryan Roell
Ryan Roell, President

Date   12/8/2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)      /s/Ryan Roell
Ryan Roell, President

Date   12/8/2022

By (Signature and Title)      /s/Cullen Small
Cullen Small, Principal Financial Officer

Date   12/8/2022